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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 7, 2002


                               F.Y.I. INCORPORATED
            (Exact name of registrant as specified in its charter)


         DELAWARE                    0-27444                    75-2560895
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


                             3232 MCKINNEY AVENUE
                                  SUITE 1000
                             DALLAS, TEXAS 75204
                  (Address of principal executive offices)

                                (214) 953-7555
                       (Registrant's Telephone Number)

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Item 5.  Other Events.

    On January 7, 2002, F.Y.I. Incorporated issued the press release filed as exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    99.1  Press Release, dated January 7, 2002.

















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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 7, 2002

                                     F.Y.I. INCORPORATED


                                     By:  s/ Ed H. Bowman, Jr.
                                          -------------------------------------
                                          Ed H. Bowman, Jr.
                                          President and Chief Executive Officer













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                                  EXHIBIT INDEX

 Item
Number        Description
------        -----------
 99.1         Press Release, dated January 7, 2002.

























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